July 6, 2016

Supplement

SUPPLEMENT DATED JULY 6, 2016 TO THE SUMMARY PROSPECTUSES OF
Morgan Stanley U.S. Government Money Market Trust, dated May 31, 2016 and June 24, 2016
(the "Fund")

The U.S. Securities and Exchange Commission ("SEC") adopted changes to the rules that govern money market funds. These changes will, among other things, permit money market funds to impose a "liquidity fee" (up to 2%) or "redemption gate" that temporarily restricts redemptions from the funds, if weekly liquidity levels fall below the required regulatory threshold. The following provides a general summary of these changes, as well as important information about changes to the Fund that were recently approved by the Board of the Fund (the "Board").

Summary of Money Market Fund Changes

A "government money market fund" is a fund that invests at least 99.5% of its assets in cash, securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities ("U.S. Government Securities") and/or repurchase agreements that are collateralized by cash and U.S. Government Securities. A government money market fund may continue to utilize the amortized cost method of valuation to transact at its existing $1.00 share price. A government money market fund is also exempt from the requirements relating to the imposition of liquidity fees and/or redemption gates.

The Board has approved, upon the recommendation of Morgan Stanley Investment Management Inc., the designation of the Fund as a "government money market fund" as defined in Rule 2a-7 under the Investment Company Act of 1940, as amended.

The following chart provides important information about the classifications and certain features of the Fund, some of which may be implemented at a later date. Please see the following table and supplemental information for more information.

Fund Name	Classification	Floating or Stable NAV	Liquidity Fees and Redemption Gates Permitted
Morgan Stanley U.S. Government Money Market Trust	Government	Stable ($1.00)	No

The Fund may continue to utilize the amortized cost method of valuation to transact at its existing $1.00 share price. The NAV calculation times remain unchanged. The Fund is exempt from the requirements relating to the imposition of a liquidity fee and/or redemption gate. While the Board has no current intention to subject the Fund to temporary liquidity fees or redemption gates, the Board may reserve the ability to subject the Fund to liquidity fees and/or redemption gates in the future after providing appropriate prior notice to shareholders.

Timing and Determinations

The determinations and actions described herein, and anticipated timing of those actions, remain subject to change. Shareholders will be given notice of further developments, as appropriate.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

DWGSUMSPT-0716